UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHODLER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07322
The Integrity Funds
(Exact name of registrant as specified in charter)

Address of Registrant	Brent Wheeler/Kevin Flagstad
1 Main Street North
Minot, ND 58703

Registrant’s telephone number, including area code	(701) 852-5292

Date of fiscal year end	November 30
Date of reporting period	November 30, 2005

Item 1)	Reports to Stockholders.

Dear Shareholder:

Enclosed is the report of the operations of the Integrity Growth & Income Fund (the "Fund") for the year ended November 30, 2005.  The Fund's portfolio and related financial statements are presented within for your review.

Integrity Growth & Income Fund (IGIAX) outperformed the S&P 500 on a raw numbers basis for our 2005 fiscal year ended November 30, 2005. Our return was 11.60%, compared with a total return of 8.44% for the S&P 500, despite our conservative holdings in dividend-paying stocks and a cash position ranging on a month-end basis from 24% to 52% during the year. We ended the year with approximately 30% in cash. If you've been an investor with us for long, then you are aware that we feel mutual funds and the entire investment community should provide more disclosure regarding the amount of risk their managers take with their investors’ money.

Our turnover has been moderately high this year. The primary reason is our sell discipline. Our definition of ‘value’ is the amount by which a stock is selling for less than fair value. Anything above fair value is, by definition, over valued, or has ‘negative value’. A major part of our sell discipline is that we sell whenever a stock reaches approximately fair value. Let someone else take the high risk gains when it’s more than that. Since most of our stocks, with the exception of the telecoms, reached fair value this year, we sold them.

It is this discipline of keeping risk low that we believe differentiates us from most other mutual funds. We buy in most cases only when a stock is selling at a large discount to fair value, and sell when it returns to fair value. Stocks (and stock markets) oscillate around some central measure of value. For some it’s P/E ratios, P/Book or P/Sales ratios. For us it’s fair value based on discounted free cash flows. Buying below fair value is a way of building in Benjamin Graham’s ‘margin of safety,’ and is what enables us to keep our risk level below that of the overall stock market.

Risk is central to the investment decision-making process. The most important decision any investor makes is not what level of return to aim for, but what level of risk, because it is the risk we take that largely determines our return. It's not enough to beat the market on a raw numbers basis; managers should strive for a greater return than the overall market on a risk-adjusted basis. How does an investor decide between two managers who may have similar or even very different returns? Is the one with the highest returns always the best one, or the one with the greatest risk?

There has to be a better way to define good managers, other than simply on the basis of raw returns. Fortunately, there is. It’s much like calculating miles per gallon (MPG) by dividing the number of miles we drive by the number of gallons of gas we consume. Similarly, we calculate RAR by dividing the return we earn by the amount of risk we take. Risk is a simple statistical measure of how much a stock’s price gyrates above and below its mean value.

How do we know if a manager has obtained her return recklessly, or with a great deal of care with your money and attention to risk? You can only tell by adjusting those returns for the amount of risk taken. Our primary goal in managing your fund is to earn a higher risk-adjusted return than the broad market, not necessarily a higher raw number return. The reason is simple: unusually high returns are almost inevitably paired with unusually low returns during bad times. If you lose 50%, you have to make 100% just to get back to even. That’s highly unlikely, so high risk tends to dig holes from which investors cannot recover for many years, if ever.

With a strategy emphasizing the highest possible risk-adjusted return, you know if the level of risk your manager is taking is paying off or not, simply by comparing it with a broad market risk-adjusted return, as we have done below. Integrity Growth & Income Fund over the last year earned 4.85% of return per unit of risk taken, compared with 3.54% per unit of risk for the S&P 500. Risk in this context is defined as standard deviation, a broad, all-inclusive statistical measure of risk generally considered superior to beta.

Risk-Adjusted Return Comparison

IGIAX vs. S&P 500, 12 mos. Ended 11/30/05

	Return	Deviation	Return
IGIAX	11.60%	2.39%	4.85%
S&P 500	8.44%	2.38%	3.55%

Note:  Standard Deviation is measured over the most recent 13monthly total returns. Past risk-adjusted returns may not be a reliable guide to future risk-adjusted returns.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert Loest, Ph.D., CFA
Portfolio Manager

IPS Advisory, Inc., Sub-Advisor to Integrity Mutual Funds

The views expressed are those of Robert Loest and IPS Advisory, Inc., Sub-Advisor to Integrity Growth & Income Fund.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262.  A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's web site at www.integrityfunds.com.  This information is also available from the EDGAR database on the SEC's web site at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(S).  The annual and semi-annual reports are filed electronically with the SEC and are delivered to the Fund shareholders.  The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov.  The Fund's Form N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and the information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.  You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions  November 30,  2005 (Unaudited)

American Depository Receipt (ADR)
A negotiable certificate representing a given number of shares of stock in a foreign corporation.  It is bought and sold in the American securities markets, just as stock is traded.

Appreciation
Increase in the value of an asset.

Average Annual Total Return
 A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index
 A commonly used measure of inflation; it does not represent an investment return.

Depreciation
Decrease in the value of an asset.

Growth Fund
A type of diversified common stock fund that has capital appreciation as its primary goal.  It invests in companies that reinvest most of their earnings for expansion, research, or development.

Growth & Income Fund
Fund that invests in common stocks for both current income and long-term growth of capital and income.

Load
A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value
 Actual price at which a fund trades in the market place.

Net Asset Value (NAV)
The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price
The price at which a mutual fund’s share can be purchased.  The offering price per share is the current net asset value plus any sales charge.

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

November 30, 2005 (Unaudited)

COMPOSITION

Portfolio Market Sectors

(as a % of Net Assets)

R-Repurchase Agreement	24.6%
T-Technology	22.1%
F-Financial	15.4%
S-Services	13.0%
CC-Consumer Cyclical	4.8%
CG-Capital Goods	4.7%
H-Healthcare	4.6%
B-Basic Materials	4.5%
I-Industrial Goods	3.5%
O-Other	2.8%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS

(as a % of Net Assets)

1.	Wells Fargo Repurchase Agreement	24.6%
2	Federated Investors, Inc.	6.2%
3.	Aflac, Inc	5.8%
4.	Verizon Communications, Inc.	5.0%
5.	American Greetings Corp.	5.0%
6.	Xerox Corp.	4.8%
7.	Portfolio Recovery Associates	4.7%
8.	OmniVision Technologies, Inc.	4.7%
9.	Raytheon Co.	4.7%
10.	AmerisourceBergen Corp.	4.6%

The Fund’s holdings are subject to change at any time.

November 30, 2005 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE:

As a shareholder of the Fund, you incur two types of costs:  (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005, to November 30, 2005.

The example illustrates your fund’s costs in two ways:

Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/01/05	Ending Account Value 11/30/05	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,077.26	$7.79
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.50	$7.57

* Expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 180/360 days.  The Fund’s ending account value on the first line in the table is based on its actual total return of 7.73% for the period of June 1, 2005 to November 30, 2005.

November 30, 2005 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending November 30, 2005
				Since Inception
Integrity Growth & Income Fund	1 year	5 year	10 year	(January 3, 1995)
Without Sales Charge	11.60%	(7.91%)	8.29%	9.87%
With Sales Charge (5.75%)	5.17%	(9.00%)	7.65%	9.27%

				Since Inception
Lipper Mlt-Cap Core Index	1 year	5 year	10 year	(January 3, 1995)
	10.73%	2.41%	8.95%	10.86%

				Since Inception
S&P 500 Index	1 year	5 year	10 year	(January 3, 1995)
	8.44%	0.64%	9.27%	11.49%

Putting Performance into Perspective

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

Performance prior to April 22, 2005, reflects the historical financial information of IPS Millenium Fund.  The assets of IPS Millenium Fund were acquired by Integrity Growth & Income Fund at the close of business on April 22, 2005.  In connection with such acquisition, the shares of IPS Millenium were exchanged for shares of Integrity Growth & Income Fund.

The Fund’s performance prior to April 22, 2005, was achieved while the Fund mas managed by another investment advisor, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment advisor.  IPS Advisors, Inc. served as investment advisor to the Fund from January 3, 1995 to April 22, 2005.  Since April 22, 2005, IPS Advisors, Inc. has served as sub-advisor to the Fund.

November 30, 2005 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Integrity Growth & Income Fund, Lipper Mlt Cap Core Index, and the S&P 500 Index.

	Integrity Growth & Income Fund w/o Sales Charge	Integrity Growth & Income Fund w/Max Sales Charge	Lipper Mlt- Cap Core Index	S&P 500 Index
11/30/1995	$10,000	$9,422	$10,000	$10,000
11/29/1996	$12,672	$11,939	$12,369	$12,786
11/28/1997	$15,055	$14,185	$15,216	$16,432
11/30/1998	$18,578	$17,504	$17,149	$20,320
11/30/1999	$37,776	$35,593	$20,587	$24,566
11/30/2000	$33,479	$31,545	$20,919	$23,530
11/30/2001	$20,012	$18,855	$18,640	$20,653
11/29/2002	$15,247	$14,366	$15,839	$17,243
11/30/2003	$17,694	$16,671	$18,852	$19,845
11/30/2004	$19,867	$18,719	$21,284	$22,396
11/30/2005	$22,172	$20,890	$23,569	$24,287

Putting Performance into Perspective

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends.

Performance prior to April 22, 2005, reflects the historical financial information of IPS Millenium Fund.  The assets of IPS Millenium Fund were acquired by Integrity Growth & Income Fund at the close of business on April 22, 2005.  In connection with such acquisition, the shares of IPS Millenium were exchanged for shares of Integrity Growth & Income Fund.

The Fund’s performance prior to April 22, 2005, was achieved while the Fund was managed by another investment adviser, who used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment advisor.  IPS Advisors, Inc. served as investment advisor to the Fund from January 3, 1995 to April 22, 2005.  Since April 22, 2005, IPS Advisors, Inc. has served as sub-advisor to the Fund.

November 30, 2005 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the nine series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 84	Trustee	Since Sept. 2003	Retired; Attorney; Director, Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust (until May 2002).	18	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 70	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust.	18	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 58	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Trustee, Integrity Managed Portfolios (since January 1999).	18	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the nine series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Robert E. Walstad 1 Main Street North Minot, ND 58703 61	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Trustee, Chairman, President (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001- October 2002 to June 2003), ARM Securities Corporation; Director, Chairman, Capital Financial Services, Inc. (since January 2002).

				18	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 Main Street North Minot, ND 58703 71	Vice President and Secretary	Since May 2003	Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., Vice President and Secretary, Integrity Managed Portfolios; and Director, ARM Securities Corporation ( May 2000 to June 2003).	3	None
Laura K. Anderson 1 Main Street North Minot, ND 58703 31	Treasurer	Since October 2005

Fund Accountant (until May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				NA	None

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the nine series of The Integrity Funds.

** Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund’s Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

Schedule of Investments  November 30, 2005

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCKS (73.1%)

AUTOMOTIVE (0.3%)
*Dura Automotive Systems, Inc.	70,000	$179,900

BASIC MATERIALS (2.3%)
Compass Minerals International	50,000	1,204,000

BUSINESS SERVICE (4.7%)
*Portfolio Recovery Associates	65,000	2,490,800

BUSINESS SOFTWARE (2.5%)
*EPIQ Systems, Inc.	70,000	1,330,700

COMMUNICATIONS EQUIPMENT (4.2%)
BellSouth Corporation	82,000	2,235,320

CONGLOMERATES (4.7%)
Raytheon Co.	64,000	2,458,880

CONSTRUCTION SERVICES (3.5%)
*Dycom Industries	90,000	1,838,700

CONSUMER PRODUCTS (0.4%)
Coca-Cola Bottling	5,000	230,000

DRUGS AND PHARMACEUTICALS (4.6%)
AmerisourceBergen Corp.	30,000	2,410,500

FINANCIAL (6.2%)
Federated Investors, Inc.	90,000	3,288,600

INSURANCE (9.2%)
Aflac, Inc	64,000	3,072,000
RenaissanceRe Holdings Ltd.	40,000	1,797,200
		4,869,200
METALS (1.9%)
Metals Management Inc.	40,000	1,006,800

OFFICE SUPPLIES (4.9%)
*Xerox Corp	180,000	2,556,000

PUBLISHING (5.0%)
American Greetings Corp.	100,000	2,620,000

RETAIL (3.3%)
*First Cash Financial Services Inc.	60,000	1,740,000

SEMICONDUCTOR (4.7%)
*OmniVision Technologies, Inc.	140,000	2,478,000

TELECOMMUNICATIONS (10.7%)
CenturyTel, Inc.	60,000	1,986,000
Commonwealth Telephone Enterprises, Inc.	30,000	1,039,800
Verizon Communications, Inc.	82,000	2,622,360
		5,648,160

TOTAL COMMON STOCKS (COST: $37,373,453)		$38,585,560

REPURCHASE AGREEMENT (24.6%)	Matured Amount
Wells Fargo Repurchase Agreement (COST: $13,000,000)	$13,000,000	$13,000,000
3.77%, Dated 11/2/05, Due 12/7/05, Collateralized by U.S. Treasury obligations

SHORT-TERM SECURITIES (5.3%)	Shares
Wells Fargo Advantage Investment Money Market	1,061,724	$1,061,724
Wells Fargo Advantage Treasury Plus Money Market	1,738,265	1,738,265
TOTAL SHORT-TERM SECURITIES (COST: $2,799,989)		$2,799,989

TOTAL INVESTMENTS IN SECURITIES (COST: $53,173,442)		$54,385,549

OTHER ASSETS LESS LIABILITIES		(1,581,850)

NET ASSESTS		$52,803,699

* Non-income producing
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Financial Statements  November 30, 2005

Statement of Assets and Liabilities  November 30, 2005

ASSETS
Investments in securities, at value (cost: $53,173,442)	$54,385,549
Accrued dividends receivable	20,390
Accrued interest receivable	47,868
Security sales receivable	540,328
Prepaid expenses	39,413
Receivable for fund shares sold	4,100
Total Assets	$55,037,648

LIABILITIES
Security purchases payable	$1,661,567
Dividends payable	388,054
Accrued expenses	61,056
Payable for fund shares redeemed	101,496
Disbursements in excess of demand deposit cash	19,829
Income taxes withheld	1,947
Total Liabilities	$2,233,949

NET ASSETS	$52,803,699

Net assets are represented by:
Paid-in capital	$354,762,073
Accumulated undistributed net realized gain (loss) on investments	(303,170,481)
Unrealized appreciation on investments	1,212,107
Total amount representing net assets applicable to
1,663,849outstanding shares of no par common stock
(unlimited shares authorized)	$52,803,699

Net asset value per share	$31.74
Public offering price (based on sales charge of 5.75%)	$33.68

The accompanying notes are an integral part of these financial statements.

Statement of Operations  For the year ended November 30, 2005

INVESTMENT INCOME
Interest	$458,453
Dividends	761,868
Total Investment Income	$1,220,321

EXPENSES
Investment advisory fees	$672,408
Distribution (12b-1) fees	166,284
Transfer agent fees	83,142
Accounting service fees	30,864
Administrative service fees	66,514
Custodian fees	6,338
Professional fees	12,031
Trustees fees	2,409
Transfer agent out-of-pockets	11,046
Reports to shareholders	21,992
License, fees, and registrations	9,641
Insurance expense	655
Foreign tax expense	3,238
Legal fees	5,333
Audit fees	6,056
Total Expenses	$1,097,951
Less expenses waived or absorbed by the Fund’s manager	(259,259)
Total Net Expenses	$838,692

NET INVESTMENT INCOME (LOSS)	$381,629

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$7,795,866
Net change in unrealized appreciation (depreciation) of investments	(1,929,538)
Net Realized and Unrealized Gain (Loss) on Investments	$5,866,328
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,247,957

The accompanying notes are an integral part of these financial statements.

Financial Statements  November 30, 2005

Statement of Changes in Net Assets

For the year ended November 30, 2005, and year ended November 30, 2004

	For The Year Ended November 30, 2005	For the Year Ended November 30, 2004 (A)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$381,629	$1,072,687
Net realized gain (loss) on investment transactions	7,795,866	11,334,708
Net change in unrealized appreciation (depreciation) on investments	(1,929,538)	(3,870,253)
Net Increase (Decrease) in Net Assets Resulting From Operations	$6,247,957	$8,537,142

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.71 and $.11 per share respectively)	$(1,428,233)	$(319,306)
Distributions from net realized gain on investment transactions	0	0
Total Dividends and Distributions	$(1,428,233)	$(319,306)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$1,060,096	$3,023,913
Issued in connection with Fund reorganization	2,803,419	0
Proceeds from reinvested dividends	1,019,719	310,882
Cost of shares redeemed	(24,157,804)	(23,678,012)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(19,274,570)	$(20,343,217)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(14,454,846)	$(12,125,381)

NET ASSETS, BEGINNING OF PERIOD	67,258,545	79,383,926
NET ASSETS, END OF PERIOD	$52,803,699	$67,258,545
Undistributed Net Investment Income	$0	$1,046,604

(A) The year ended November 30, 2004, reflects the historical financial information of IPS Millenium Fund.  The assets of IPS Millenium Fund were acquired by Integrity Growth & Income Fund at the close of business on April 22, 2005.  In connection with such acquisition, the shares of IPS Millenium Fund were exchanged for shares of Integrity Growth & Income Fund.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  November 30, 2005

Note 1.  ORGANIZATION

The Integrity Growth & Income Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently nine portfolios are offered.  On April 22, 2005, the IPS Millennium Fund and IPS New Frontier Fund reorganized into the Integrity Growth & Income Fund and became a series of The Integrity Funds.  Prior to this, the IPS Funds were organized as an Ohio statutory trust on August 10, 1994, and were registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The accompanying financial statements and financial highlights are those of the Integrity Growth & Income Fund.  The Fund seeks to provide long-term growth of capital with dividend income as a secondary objective.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Adviser using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	For the Year Ended November 30, 2005	For the Year Ended November 30, 2004
Tax-exempt income	$0	$0
Ordinary income	1,428,233	319,306
Long-term capital gains	0	0
Total	$1,428,233	$319,306

As of November 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$2,486	$0	($303,172,967)	$1,212,107	($303,170,481)

As of November 30, 2005, the Fund had net capital loss carryforwards, which are available to offset future realized gains.  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2008	$16,463,243
2009	$248,419,325
2010	$38,290,399

For the year ended November 30, 2005, the Fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other - Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

In 2005, the Fund elected to change its financial and tax year-end to December 31 from November 30.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of November 30, 2005, there were unlimited shares of no par authorized; 1,663,849 and 2,310,351 shares were outstanding at November 30, 2005, and November 30, 2004, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended November 30, 2005	For the Year Ended November 30, 2004
Shares sold	35,806	109,885
Shares issued on reinvestment of dividends	34,590	11,570
Shares issued in connection with the Fund reorganization	97,620	0
Shares redeemed	(814,518)	(860,489)
Net increase (decrease)	(646,502)	(739,034)

Note 4.  ACQUISITION OF FUND

The IPS Funds held a special meeting of shareholders of the IPS Millennium Fund and IPS New Frontier Fund (the “Funds”), at the office of IPS Advisory, Inc. [9111 Cross Park Dr., Suite E-120, Knoxville, TN 37923], on March 30, 2005 at 10:00 a.m. Eastern Time, as adjourned from time to time (the “Meeting”), for the purposes listed:  to approve the Agreement and Plan of Reorganization (the “Plan”) between IPS Funds, on behalf of each of the Millennium Fund and the New Frontier Fund, and The Integrity Funds, another registered investment company, for itself and on behalf of Integrity Growth & Income Fund (“Growth & Income Fund”), a series of the Integrity Funds and to consider and act upon any other business as may properly come before the Meeting.  After careful consideration, the Trustees of the IPS Funds unanimously approved each of the proposals and recommended that shareholders vote “FOR” the proposals.  The IPS Funds Board of Trustees fixed the close of business on January 31, 2005, as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of a Fund was entitled to one vote for each dollar invested with respect to each proposal.  The Investment Advisory Agreement of the Integrity Growth & Income Fund was approved by the shareholders on April 22, 2005.  The reorganization was accomplished by a tax-free exchange of 1,885,183.819 shares of Integrity Growth & Income Fund for the 1,885,183.819 shares of IPS Millennium Fund on April 22, 2005.  The reorganization was accomplished by a tax-free exchange of 97,619.986 shares of Integrity Growth & Income Fund for the 342,663.871 shares of IPS New Frontier Fund on April 22, 2005.  IPS Millennium Fund’s net assets of $54,123,326 on April 22, 2005, including $154,232 of unrealized appreciation, were reorganized into the Integrity Growth and Income Fund.  IPS New Frontier Fund’s net assets of $2,803,419 on April 22, 2005, including $85,871 of unrealized depreciation, were reorganized into the Integrity Growth and Income Fund.  This resulted in total net assets of $56,926,745 for the Integrity Growth & Income Fund at end of day April 22, 2005.

Note 5.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.00% of the Fund’s average daily net assets.  The Fund has recognized $514,162 of investment advisory fees after a partial waiver for the year ended November 30, 2005.  The Fund has a payable to Integrity Money Management of $11,259 at November 30, 2005, for investment advisory fees.  Certain officers and trustees of the Fund are also officers and directors of the Adviser.

The Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Integrity Growth & Income Fund do not exceed 1.50% until April 22, 2006.  Thereafter, the expense limitation may be terminated or revised.  Amounts waived or reimbursed in a particular fiscal year may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time.  An expense limitation lowers expense ratios and increases returns to investors.

Principal Underwriter and Shareholder Services

Integrity Funds Distributor serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.  The Fund has recognized $83,142 of distribution fees after partial waiver for the year ended November 30, 2005.  The Fund has a payable to Integrity Funds Distributor of $11,033 at November 30, 2005, for distribution fees.

Integrity Fund Services provides shareholder services for an annual fee of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $83,142 of transfer agency fees for the year ended November 30, 2005.  The Fund has a payable to Integrity Fund Services of $11,033 at November 30, 2005, for transfer agency fees.  Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class.  The Fund has recognized $30,864 of accounting service fees for the year ended November 30, 2005.  The Fund has a payable to Integrity Fund Services of $4,182 at November 30, 2005, for accounting service fees.  Integrity Fund Services also acts as the Fund’s administrative services agent for an annual fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses.  The Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $66,514 of administrative service fees for the year ended November 30, 2005.  The Fund has a payable to Integrity Fund Services of $8,827 at November 30, 2005, for administrative service fees.

Note 6.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $42,621,736 and $61,415,800, respectively, for the year ended November 30, 2005.

Note 7.  INVESTMENT IN SECURITIES

At November 30, 2005, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $53,173,442.  The net unrealized appreciation of investments based on the cost was $1,212,107, which is comprised of $2,718,952 aggregate gross unrealized appreciation and $1,506,845 aggregate gross unrealized depreciation.

Financial Highlights  November 30, 2005

Selected per share data and ratios for the period indicated

		For Year Ended November 30, 2005		For the Year Ended November 30, 2004 (A)		For the Year Ended November 30, 2003 (A)		For the Year Ended November 30, 2002 (A)	For the Year Ended November 30, 2001(A)
NET ASSET VALUE, BEGINNING OF PERIOD		$29.11		$26.03		$22.43		$29.43	$49.29

Income from Investment Operations:
Net investment income (loss)	$	..23	$	..41	$	..08		$(.07)	$(.10)(1)
Net realized and unrealized gain (loss) on investment transactions		3.11		2.78		3.52		(6.93)	(19.72)
Total Income (Loss) From Investment Operations		$3.34		$3.19		$3.60		$(7.00)	$(19.82)

Less Distributions:
Dividends from net investment income		$(.71)		$(.11)	$	..00	$	..00	$(.04)
Distributions from net realized gains		..00		..00		..00		..00	..00
Total Distributions		$(.71)		$(.11)	$	..00	$	..00	$(.04)

NET ASSET VALUE, END OF PERIOD		$31.74		$29.11		$26.03		$22.43	$29.43

Total Return		11.60%(B)		12.28%		16.05%		(23.79%)	(40.25%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$52,804		$67,259		$79,384		$94,643	$184,467
Ratio of net expenses (after expense assumption) to average net assets		1.46%(C)		1.40%		1.40%		1.34%	1.19%
Ratio of net investment income to average net assets		0.66%		1.48%		0.36%		(0.27%)	(0.23%)
Portfolio turnover rate		107.61%(D)		77.87%		169.37%		209.20%	115.45%

(A) The financial highlights as set forth herein reflect the historical financial highlights of IPS Millenium Fund.  The assets of IPS Millenium Fund were acquired by Integrity Growth & Income Fund as of the close of business on April 22, 2005.  In connection with such acquisition, the shares of IPS Millenium Fund were exchanged for shares of Integrity Growth & Income Fund.

(B) Excludes maximum sales charge of 5.75%.

(C) During the period from April 22 through November 30, 2005, Integrity Mutual Funds, Inc. assumed/waived expenses of $259,259. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.91%.  During the periods prior to April 22, 2005, IPS Advisors, Inc. did not assume/waive any expenses.

(D) Calculation excludes the value of securities acquired by the IPS New Frontier Fund of $622,238 in purchases and $2,123,907 in sales for the period.

(1)                 Net investment income per share, calculated by prior accountants, is calculated using ending balances prior to consideration of adjustments for book and tax differences.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT AUDITOR’S REPORT

To the Shareholders and Board of Trustees of the Integrity Growth & Income Fund

We have audited the accompanying statement of assets and liabilities of the Integrity Growth & Income Fund (one of the portfolios constituting the Integrity Funds), including the schedule of investments as of November 30, 2005, the related statement of operations, statement of changes in net assets, and the financial highlights for the year ended November 30, 2005. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.   The statement of changes in net assets for the year ended November 30, 2004 and the financial highlights for the periods indicated prior to November 30, 2005 were audited by other auditors who expressed unqualified opinions on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements  and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Integrity Growth & Income Fund of the Integrity Funds as of November 30, 2005, the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota USA

January 4, 2006

Item 2)	Code of Ethics.
(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code”).

	(b)	For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:
		(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

		(3)	Compliance with applicable governmental laws, rules, and regulations;
		(4)	The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the code; and
		(5)	Accountability for adherence to the Code.
	(c)	The Code has been amended to remove references to the functions of the corporation and apply specifically to the Funds.
	(d)	The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PFO and PEO during the period covered by this report.
	(e)	Not applicable.
	(f)	See Item 12(a) regarding the filing of the Code of Ethics for the Principal Executive and Principal Financial Officers of the Integrity Funds and Integrity Mutual Funds, Inc.
Item 3)	Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Lynn Aas is an audit committee financial expert, as defined in paragraph (a)(2) of Item 3 of Form N-CSR. Mr. Aas is independent for purposes of Item 3 of Form N-CSR.

Item 4)	Principal Accountant Fees and Services.
(a)

Audit fees include the amounts related to the professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
		2005	$0[1]
	(b)	Audit-related fees are fees principally for professional services rendered for due diligence and technical accounting consulting and research.
Audit-Related Fees
		2005	$3,600
	(c)	Tax fees include amounts related to the preparation and review of the registrant’s tax returns.
Tax Fees
		2005	$0[2]
	(d)	All Other Fees.
None.
	(e)	(1)

The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

(2)

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee. All of the services described in paragraphs (b) through (d) of Item 4 were approved by the audit committee.

	(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time permanent employee.
	(g)	None.
(h)

The registrant’s independent auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5)	Audit Committee of Listed Registrants.
Not applicable.
Item 6)	Schedule of Investments.
The Schedule of Investments is included in Item 1 of this Form N-CSR.
Item 7)	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8)	Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9)	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10)	Submissions of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors in the last fiscal half-year.
Item 11)	Controls and Procedures.
(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSRS (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12)	Exhibits.
	(a)	(1)	The registrant’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto.
		(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 is filed and attached hereto.
	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds
By:	/s/Robert E. Walstad ROBERT E. WALSTAD President
Date:	January 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

The Integrity Funds
By:	/s/Robert E. Walstad ROBERT E. WALSTAD President
Date:	January 27, 2006

By:	/s/Laura Anderson LAURA ANDERSON Treasurer
Date:	January 27, 2006

[1]The audit fees anticipated for the November 30, 2005, audits are $6,100.00.

[2]The tax fees anticipated for the November 30, 2005, preparation of income tax and excise tax returns are $1,100.